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                                                                EXHIBIT 32.2



           CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the annual report on Form 10-K of Movado Group, Inc.(the "Company ) for the year ended January 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report ) the undersigned hereby certifies, in the capacity indicated below and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:



        (i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and


        (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  April 18, 2005
                                                       /s/Eugene J. Karpovich
                                                       ----------------------
                                                       Eugene J. Karpovich
                                                       Senior Vice President
                                                       and Chief Financial
                                                       Officer